UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 07, 2005

UICI

(Exact name of registrant as specified in its charter)

Delaware	001-14953	75-2044750

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

9151 Grapevine Highway, North Richland Hills, Texas	76180

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (817) 255-5200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4e under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 — - Regulation FD Disclosure.

     Representatives of UICI will make a presentation to analysts and portfolio managers at the Sandler O’Neill & Partners, L.P. Insurance Conference to be held in New York City at the Le Parker Meridien Hotel on Wednesday June 8, 2005 at 3:45 PM Eastern time. The Company’s presentation will be available via an Internet webcast of the presentation at http://www.sandleroneill.com [click on “Webcast”] and via telephone conference call at 877-810-2623 or 617-786-1488 (passcode 25994). A copy of the written presentation to be distributed to the attendees at the conference is herewith filed as Exhibit 99.1.

Item 9.01 — - Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Not applicable

(b)	Pro Forma Financial Information

Not applicable

(c)	Exhibits

99.1	—	UICI presentation to analysts and portfolio managers at the Sandler O’Neill & Partners, L.P. Insurance Conference to be held in New York City at the Le Parker Meridien Hotel on Wednesday June 8, 2005 at 3:45 PM Eastern time.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UICI

(Registrant)

Date: June 07, 2005	By	/s/ Mark D. Hauptman

Mark D. Hauptman
Vice President and Chief Financial Officer

Exhibit Index

Exhibit
Number		Description
99.1	—	UICI presentation to analysts and portfolio managers at the Sandler O’Neill & Partners, L.P. Insurance Conference to be held in New York City at the Le Parker Meridien Hotel on Wednesday June 8, 2005 at 3:45 PM Eastern time.